Earnings Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE

15 - EARNINGS PER SHARE

The computation of basic and dilutive net loss per share attributable to common stockholders for the three months ended March 31, 2025 and 2024, are as follows:

	Three Months ended March 31,
	2025	2024
Basic:
Numerator:
Net income (loss) attributable to common shareholders	$4,299,052	$(6,547,412)
Denominator:
Weighted-average common shares outstanding	36,369,224	21,115,617
Net income (loss) per share – basic:	$0.12	$(0.31)
Diluted:
Numerator:
Net income (loss) attributable to common and common equivalent shareholders	4,299,052	(6,547,412)
Denominator:
Weighted-average common stock outstanding	36,369,224	21,115,617
Stock options, warrants, Earn-Out Liability, and convertible notes outstanding to purchase shares of common stock	214,441	-
Total common and common equivalent shares outstanding	36,583,665	21,115,617
Net income (loss) per share – diluted:	$0.12	$(0.31)

The weighted average potential shares of common stock that were excluded from the calculation of net income (loss) per share-diluted for the periods presented because including them would have been anti-dilutive consisted of the following:

	Three Months ended March 31,
	2025	2024
Stock options outstanding to purchase shares of common stock	4,145,706	-
Public and Private Warrants	11,799,851	-
Earn-Out Liability	4,500,000	-

15 - EARNINGS PER SHARE

As described in Note 4 - Reverse Recapitalization, the Company accounted for the Business Combination as a reverse recapitalization. Earnings per share calculations for all periods prior to the Closing have been retrospectively adjusted by the Exchange Ratio for the equivalent number of shares of Common Stock outstanding immediately after the Closing to effect the reverse recapitalization. Subsequent to the Closing, earnings per share is calculated based on the weighted average number of shares of Common Stock outstanding.